Exhibit 99.2

Dario acquires Twill creating one of the most comprehensive digital health platform across the most prevalent chronic conditions

Expecting nearly doubling Dario’s pro forma revenues in 2023

Acquisition is immediately accretive to revenue and gross margins and expected to accelerate path to profitability

Concurrent with the acquisition Dario prices $22.4 million equity financing

Company to host conference call today at 8:30am ET. Dial-in and replay information below

NEW YORK, February 21, 2024 -- DarioHealth Corp. (Nasdaq: DRIO) (“Dario” or the “Company”) announced today that it has acquired Twill, Inc. (“Twill”), a leader in digital-led care. The combination enables Dario to create one of the most comprehensive digital offerings in the market for chronic conditions, spanning a wide spectrum of health and well-being needs from emotional health to the costliest chronic conditions. The transaction creates immediate scale, with three of the top eight national health plans, multiple Fortune 100 employers and several major pharmaceutical companies as customers.

The acquisition of Twill is expected to nearly double pro forma 2023 revenue, and gross margins are expected to reach approximately 80-85% by 2025. The acquisition is expected to accelerate market penetration and drive greater sales opportunities as a direct result of the breadth of combined solutions, with an opportunity to increase revenue per customer through cross-selling into both companies' existing customer bases, which has almost no overlap. Dario expects to be able to realize cost synergies immediately, and expects to reach nearly 30% in annualized cost synergies within two years following the close of the transaction. The combination of revenue scale, expected improved gross margins, and significant cost synergies are expected to accelerate the path to profitability within the second-year post acquisition.

“The Twill acquisition is an incredible opportunity to bring together our complementary solutions and create an unrivaled platform for the next generation of consumer-centric digital health. The addition of Twill instantly boosts revenue and margins, leveraging a robust SaaS-like model to fuel expected rapid growth and accelerating profitability. We are confident in our ability to integrate Twill and its employees and operations, as we have a track record of integrating previously acquired businesses,” said Erez Raphael, CEO of Dario.

“It's rare to find not just alignment, but shared passion igniting a collaboration. That's exactly what we've discovered in Twill. Their dedication to consumer empowerment through technology mirrors our own, making this union not just a strategic move, but a powerful convergence of values and goals. This unwavering belief resonated with both companies' shareholders, leading to shareholders from both companies participating in the financing. It's an injection of not just capital, but confidence in the future we're building together. With this strengthened foundation, we're poised to aggressively pursue our growth plan, fueled by a shared vision and the passion of investors and executives alike,” concluded Erez Raphael.

Twill’s deep consumer experience began with Happify Health, one of the original digital mental health solutions sold directly to consumers for more than ten years. During that time, Twill helped more than 4 million users improve their emotional health before expanding to deliver broader capabilities for commercial customers which today include some of the most marquee fortune 100 employers and top payors in the country. The launch of the Twill Care digital community further bolstered the company's strength in engagement by offering an innovative approach to engaging members wherever they are in their care journey. Leveraging Twill’s innovation in well-being and navigation enhances Dario’s end-to-end member journey for optimization across solutions.

The combined solution will be unique in its ability to enroll and engage members across their care journeys, enabling Dario to deliver outcomes across broad populations. Improved navigation capabilities will help connect members with the right solutions at the right time and expand potential for additional solution integrations.

“The market is demanding more conditions from less vendors to reduce point solution fatigue and the high cost of managing multiple vendors. The combination of our solutions provides the single solution the market wants and expands Dario’s artificial intelligence and solution navigation capabilities, including immediate enhancements to Dario’s current GLP-1 solution,” said Rick Anderson, President of Dario.

“It's not just a goal, it's a pathway,” said Tomer Ben-Kiki, Twill’s Co-Founder and CEO. “This shared vision fuels our powerful union, transforming data into a vibrant tapestry of individual health stories. Imagine three million threads of the combined company’s data, interwoven with rich insights and diverse perspectives, brought to life by our AI expertise. This tapestry reveals unprecedented depth, predicting needs and optimizing treatment for every person. The spark was undeniable from the start - Dario's warmth and collaborative spirit resonated with our own. Together, we're beyond excited to create something truly groundbreaking.” Tomer Ben-Kiki, will join Dario’s leadership team as Chief Operating Officer and Twill co-founder Ofer Leidner, will join as an advisor to the commercial team to support company growth.

The expected doubling of pro forma revenues in 2023 is based on extrapolated, pro forma revenues through the nine months ended September 30, 2023, of $30.5 million, comprised of $16.7 million in Dario revenues and $13.8 million in Twill revenues.

Financial Terms

Under the terms of the Twill acquisition, Dario paid $10 million of cash and agreed to issue approximately 10 million shares of common stock in the form of pre-funded warrants for the benefit of Twill’s debt holders and equity holders the warrants will vest in four equal amounts at 270 days, 360 days, 540 days and 720 days, post deal closing.

Private Placement

Concurrent with the acquisition, Dario priced a $22.4 million private placement of convertible preferred stock, priced at the market under Nasdaq rules, with participation from investors from both companies. Pursuant to the terms of private placement, Dario agreed to issue shares of newly designated convertible preferred stock (the “Preferred Stock”). Each share of Preferred Stock will be sold at $1,000 per share, with conversion prices of $2.02 and $2.14, raising gross proceeds of $22.4 million. The Preferred Stock provides for holders of Preferred Stock, upon conversion, to receive a 7.5% dividend payable in common stock each quarter for the first four quarters, followed by a 15% stock dividend in the fifth quarter, for an aggregate stock dividend of up to 45%. Each share of Preferred Stock shall automatically convert into shares of the Company's common stock at the applicable Conversion Price upon the 15-month anniversary of the final closing of the offering. Dario intends to use the net proceeds from the offering for general corporate purposes.

Inducement Grants

The Company announced the issuance of inducement grants of stock options to purchase up to 2,963,459 shares of the Company’s common stock to employees of Twill as an inducement to their becoming employees of the Company, in accordance with Nasdaq Listing Rule 5635(c)(4). The options have an exercise price of $2.55, which is equal to Dario’s stock price of common stock on February 15, 2024, and will vest in eight quarterly instalments over two years following closing of the Twill acquisition.

As part of these inducement grants, the Company agreed to issue options to purchase up to 1,017,947 shares of the Company’s common stock to Tomer Ben-Kiki, in connection with Mr. Ben-Kiki’s appointment as Chief Operating Officer of the Company. Options to purchase up to 717,947 shares of the Company’s common stock are subject to time vesting and 300,000 vest subject to performance. These options were granted as an inducement material to Mr. Ben-Kiki becoming an employee of the Company, in accordance with Nasdaq Listing Rule 5635(c)(4).

The options have an exercise price per share equal to $2.55, which was the closing price of the Company's common stock on the Nasdaq Stock Market on February 15, 2024. The time-based options vest as follows: options to purchase up to 291,742 shares of common stock shall vest immediately and the remaining 426,205 shares will vest over two years in eight equal quarterly amounts, subject to Mr. Ben-Kiki’s continued employment by the Company on the applicable vesting date. The performance-based option to purchase up to 300,000 shares of common stock vest immediately upon achieving certain milestones relating to the achievement of revenues (on a U.S. generally accepted accounting principles basis) relating to Twill products for the year ending December 31, 2024, the achievement of certain operating expense targets for the years ending December 31, 2024 and December 31, 2025, the ability to generate software value from funds invested and meet product roadmap and the retention of key employees post transaction, subject in each case to Mr. Ben-Kiki's continued employment by the Company on the applicable vesting date.

Dario will also issue up to an equivalent of 1,766,508 shares, 733,562 in the form of restricted stock units and 1,032,946 in the form of warrants, each of which shall be subject to the approval of Dario’s stockholder, issuable to Twill’s board members other employees and consultants of Twill. Warrants to purchase 315,000 shares of common stock are performance based and will vest upon achieving certain milestones relating to the achievement of revenues (on a U.S. generally accepted accounting principles basis) relating to Twill products for the year ending December 31, 2024, the achievement of new signed contracts during 2024 that will contribute additional revenue targets in the fourth quarter of the year ending December 31, 2024 subject to providing continued services to the Company.

Advisors

Stifel acted as financial advisor to Dario on the acquisition, and Sullivan & Worcester LLP acted as legal counsel to Dario in connection with the acquisition and the financing. TD Cowen acted as financial advisor, and Lowenstein Sandler LLP acted as legal counsel, to Twill in connection with the transaction.

The securities described herein have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Conference Call and Replay Information

Please use the link below to register for the call today, February 21, 2024 at 8:30am ET.

A replay of the call will also be available via the same link.

https://lifescievents.com/event/dariohealth/

About Dario Health

DarioHealth Corp. (Nasdaq: DRIO) is a leading digital health company revolutionizing how people with chronic conditions manage their health through a user-centric, multi-chronic condition digital therapeutics platform. Dario’s platform and suite of solutions deliver personalized and dynamic interventions driven by data analytics and one-on-one coaching for diabetes, hypertension, weight management, musculoskeletal pain and behavioral health.

Dario’s user-centric platform offers people continuous and customized care for their health, disrupting the traditional episodic approach to healthcare. This approach empowers people to holistically adapt their lifestyles for sustainable behavior change, driving exceptional user satisfaction, retention and results and making the right thing to do the easy thing to do.

Dario provides its highly user-rated solutions globally to health plans and other payers, self-insured employers, providers of care and consumers. To learn more about Dario and its digital health solutions, or for more information, visit http://dariohealth.com.

About Twill

Twill is creating patient-led and technology enabled experiences to deliver care in the modern healthcare era. Twill is developing and marketing a uniquely connected patient workflows designed to simplify care delivery. For those who need self-guided care Twill offers a digital solution optimized for mental health and resiliency with tailored and culturally adapted tracks and activities.

To learn more about Twill and its digital health solutions, or for more information, visit https://www.twill.health

Cautionary Note Regarding Forward-Looking Statements

This news release and the statements of representatives and partners of DarioHealth Corp. related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. For example, the Company is using forward-looking statements in this press release when it discusses its expected cash balance after the closing of the financing transaction, the expected benefits and advancement relating to the acquisition of Twill, the expected pro forma unaudited revenues and gross margins for 2023 and that gross margins are expected to approach approximately 80-85% by 2025, that the combined company expects to be able to realize nearly 30% of cost synergies within two years following the close of the transaction, that the combination of revenue scale, expected improved gross margins, and significant cost synergies are expected to accelerate the path to profitability within the second-year post acquisition, that the acquisition is expected to accelerate market penetration through driving more sales opportunities as a direct result of the breadth of combined solutions, with an immediate opportunity to increase revenue per customer through cross-selling into both companies' existing customer base, which has almost no overlap, the benefits to be realized as a result of the acquisition and the expected use of proceeds from the private placement. Without limiting the generality of the foregoing, words such as "plan," "project," "potential," "seek," "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect the Company's results include, but are not limited to, regulatory approvals, product demand, market acceptance, impact of competitive products and prices, product development, commercialization or technological difficulties, the success or failure of negotiations and trade, legal, social and economic risks, and the risks associated with the adequacy of existing cash resources. Additional factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the timing for and results of the Company's commercial and regulatory plans for Dario™ as described herein) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact Information

DarioHealth Corporate Contact

Mary Mooney

VP Marketing

+1-312-593-4280

DarioHealth Investor Relations Contact

Kat Parrella

Investor Relations Manager

+315-378-6922

Media Contact

Scott Stachowiak

Scott.Stachowiak@russopartnersllc.com

+1-646-942-5630